Exhibit 99.1

Investor Relations Contact:
Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact:
Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

Adobe Reports Solid Third Quarter Financial Results

Company Achieves 24 Percent Year-Over-Year Revenue Growth

SAN JOSE, Calif. — September 14, 2006 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its third quarter ended September 1, 2006.   The Company’s Q3 results reflect the acquisition of Macromedia in December, 2005, and are compared to pre-acquisition results of prior fiscal periods as applicable.

In the third quarter of fiscal 2006, Adobe achieved revenue of $602.2 million, compared to $487.0 million reported for the third quarter of fiscal 2005 and $635.5 million reported in the second quarter of fiscal 2006. On a year-over-year basis, this represents 24 percent revenue growth.  Adobe’s third quarter revenue target range was $580 to $610 million.

“Q3 was a solid quarter for Adobe with revenue and earnings near or above the high end of our financial target ranges,” said Bruce R. Chizen, Adobe chief executive officer. “With new products launching this quarter, our outlook for the remainder of the year remains positive.”

GAAP diluted earnings per share for the third quarter of fiscal 2006 were $0.16.  Adobe’s third quarter GAAP EPS target range was $0.13 to $0.16.

Non-GAAP diluted earnings per share, which excludes amortization of purchased intangibles, amortization of Macromedia deferred compensation, restructuring charges related to the Macromedia acquisition, a charge for incomplete technology related to a small acquisition, SFAS 123R stock-based compensation, tax differences due to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation, and investment losses, were $0.29.  Adobe’s third quarter non-GAAP EPS target range was $0.25 to $0.27.

GAAP net income was $94.4 million for the third quarter of fiscal 2006, compared to $144.9 million reported in the third quarter of fiscal 2005, and $123.1 million in the second quarter of fiscal 2006.  Non-GAAP net income, which excludes, as applicable, amortization of purchased intangibles, amortization of Macromedia deferred compensation, restructuring charges related to the Macromedia acquisition, a charge for incomplete technology related to a small acquisition, SFAS 123R stock-based compensation, tax differences due to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation, and investment gains and losses, was $171.5 million for the third quarter of fiscal 2006, compared to $146.4 million in the third quarter of fiscal 2005, and $189.4 million in the second quarter of fiscal 2006.

GAAP diluted earnings per share for the third quarter of fiscal 2006 were $0.16 based on 600.9 million weighted average shares. This compares with GAAP diluted earnings per share of $0.29 reported in the third quarter of fiscal 2005, based on 507.8 million weighted average shares, and GAAP diluted earnings per share of $0.20 reported in the second quarter of fiscal 2006, based on 613.8 million weighted average shares.

Adobe’s GAAP operating income was $110.0 million in the third quarter of fiscal 2006, compared to $183.6 million in the third quarter of fiscal 2005 and $147.9 million in the second quarter of fiscal 2006. As a percent of revenue, GAAP operating income in the third quarter of fiscal 2006 was 18.3 percent, compared to 37.7 percent in the third quarter of fiscal 2005 and 23.3 percent in the second quarter of fiscal 2006.

Adobe’s non-GAAP operating income, which excludes, as applicable, amortization of purchased intangibles, amortization of Macromedia deferred compensation, restructuring charges related to the Macromedia acquisition, a charge for incomplete technology related to a small acquisition, and SFAS 123R stock-based compensation was $207.2 million in the third quarter of fiscal 2006, compared to $183.6 million in the third quarter of fiscal 2005 and $243.1 million in the second quarter of fiscal 2006.  As a percent of revenue, non-GAAP operating income in the third quarter of fiscal 2006 was 34.4 percent, compared to 37.7 percent in the third quarter of fiscal 2005 and 38.3 percent in the second quarter of fiscal 2006.

Adobe Provides Fourth Quarter FY2006 Financial Targets

For the fourth quarter of fiscal 2006, Adobe announced it is targeting revenue of $655 million to  $685 million.  The Company also is targeting a GAAP operating margin of approximately 21 to 24 percent in the fourth quarter.  On a non-GAAP basis, which excludes acquisition-related costs and SFAS 123R stock-based compensation, the Company is targeting a fourth quarter operating margin of approximately 37 to 38 percent.

In addition, Adobe is targeting its share count to be between 600 million and 602 million shares in the fourth quarter of fiscal 2006.  The Company also is targeting other income in its fourth quarter to be approximately $16 million to $18 million, with a GAAP and non-GAAP tax rate of approximately 26 percent.

These targets lead to a fourth quarter GAAP earnings per share target range of approximately $0.19 to $0.22.  On a non-GAAP basis, which excludes acquisition-related costs, SFAS 123R stock-based compensation, and tax differences related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation, the Company is targeting earnings per share of approximately $0.32 to $0.34.

Forward Looking Statements Disclosure

This press release contains forward looking statements, including those related to planned product releases, revenue, operating margin, other income, tax rate, share count and earnings per share, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, delays in development or shipment of Adobe’s new products or major new versions of existing products, introduction of new products by existing and new competitors, failure to successfully manage transitions to new business models and markets, difficulty in predicting revenue from new businesses, failure to anticipate and develop new products in response to changes in demand for application software, computers and printers, intellectual property disputes and litigation, inability to protect Adobe’s intellectual property from unauthorized copying, use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, changes to Adobe’s distribution channel, disruption of Adobe’s business due to catastrophic events, interruptions or terminations in Adobe’s relationships with turnkey assemblers, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in, or interpretations of, accounting rules and regulations, impairment of Adobe’s goodwill or intangible assets, unanticipated changes in tax rates, Adobe’s inability to attract and retain key personnel, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings. Adobe does not undertake an obligation to update forward looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere, and through any medium.  For more information, visit www.adobe.com.

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© 2006 Adobe Systems Incorporated. All rights reserved. Adobe, Macromedia, and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	September 1, 2006	September 2, 2005	September 1, 2006	September 2, 2005

Revenue:
Products	$579,185	$476,054	$1,830,905	$1,424,821
Services and support	23,006	10,985	62,220	31,129
Total revenue	602,191	487,039	1,893,125	1,455,950

Total cost of revenue:
Products	53,308	21,593	165,426	65,222
Services and support	16,171	5,887	47,406	16,661
Total cost of revenue	69,479	27,480	212,832	81,883

Gross profit	532,712	459,559	1,680,293	1,374,067

Operating Expenses:
Research and development	130,440	94,586	401,268	270,681
Sales and marketing	217,203	143,748	641,418	446,094
General and administrative	57,311	37,637	177,324	120,788
Restructuring and other charges	32	—	20,251	—
Amortization of purchased intangibles	17,693	—	52,111	—
Total operating expenses	422,679	275,971	1,292,372	837,563

Operating income	110,033	183,588	387,921	536,504

Non-operating income:
Investment loss, net	(5,113)	(2,044)	(3,718)	(6,299)
Interest and other income	18,092	12,420	47,563	28,352
Total non-operating income	12,979	10,376	43,845	22,053

Income before income taxes	123,012	193,964	431,766	558,557
Provision for income taxes	28,616	49,048	109,201	111,969

Net income	$94,396	$144,916	$322,565	$446,588

Basic net income per share	$0.16	$0.29	$0.54	$0.91

Shares used in computing basic net income per share	586,433	491,710	594,023	489,017

Diluted net income per share	$0.16	$0.29	$0.53	$0.88

Shares used in computing diluted net income per share	600,882	507,821	612,791	507,860

Cash dividends declared per share	$—	$—	$—	$0.00625

Condensed Consolidated Balance Sheets
(In thousands, except per share data; unaudited)

	September 1,	December 2,
	2006	2005
ASSETS

Current assets:
Cash and cash equivalents	$644,754	$420,818
Short-term investments	1,341,698	1,280,016
Trade receivables, net	284,586	173,245
Other receivables	46,105	31,504
Deferred income taxes	138,504	58,710
Prepaid expenses and other current assets	40,907	44,285

Total current assets	2,496,554	2,008,578

Property and equipment, net	212,875	103,549
Goodwill	2,147,557	118,683
Purchased and other intangibles, net	541,542	16,477
Investment in lease receivable	126,800	126,800
Other assets	95,457	66,228

Total assets	$5,620,785	$2,440,315

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade and other payables	$38,624	$41,042
Accrued expenses	253,389	226,915
Accrued restructuring	12,618	70
Income taxes payable	149,557	154,529
Deferred revenue	103,509	57,839

Total current liabilities	557,697	480,395

Other long-term liabilities
Deferred revenue	21,282	9,731
Deferred income taxes	95,565	78,800
Accrued restructuring	24,218	―
Other long-term liabilities	8,204	7,063

Total liabilities	706,966	575,989

Stockholders’ equity:
Common stock, $0.0001 par value	56	54
Additional paid-in-capital	2,437,694	1,350,692
Retained earnings	3,161,131	2,838,566
Accumulated other comprehensive income (loss)	1,762	(914)
Treasury stock at cost, net of re-issuances	(686,824)	(2,324,072)

Total stockholders’ equity	4,913,819	1,864,326

Total liabilities and stockholders’ equity	$5,620,785	$2,440,315

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	September 1, 2006	September 2, 2005
Cash flows from operating activities:
Net income	$94,396	$144,916
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,449	17,800
Stock compensation expense	46,020	110
Deferred income taxes	(26,192)	15,156
Recovery of losses on receivables	(564)	(449)
Tax benefits from employee stock option plans	—	16,260
Excess tax benefits from stock-based compensation	(35,435)	—
Net losses on sales and impairments of investments	5,259	2,061
Retirements of property and equipment	—	1,041
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Receivables	2,060	11,963
Other current assets	2,265	2,961
Trade and other payables	(10,857)	(1,289)
Accrued expenses	(27,155)	(8,433)
Accrued restructuring	(6,002)	—
Income taxes payable	47,126	(28,127)
Deferred revenue	23,171	(1,023)

Net cash provided by operating activities	184,541	172,947

Cash flows from investing activities:
Purchases of short-term investments	(142,525)	(441,279)
Maturities of short-term investments	98,030	115,445
Sales of short-term investments	106,219	323,248
Acquisitions of property and equipment	(18,852)	(17,396)
Purchases of long-term investments and other assets	(8,215)	(7,454)
Proceeds from sale of equity securities	—	1,084

Net cash provided by (used for) investing activities	34,657	(26,352)

Cash flows from financing activities:
Purchases of treasury stock	(100,147)	(46)
Proceeds from issuance of treasury stock	64,856	52,344
Excess tax benefits from stock-based compensation	35,435	—

Net cash provided by financing activities	144	52,298

Effect of foreign currency exchange rates on cash and cash equivalents	20	1,973

Net increase in cash and cash equivalents	219,362	200,866

Cash and cash equivalents at beginning of period	425,392	253,302

Cash and cash equivalents at end of period	$644,754	$454,168

Non-GAAP Results

(In thousands, except per share data)

The following table shows Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	September 1, 2006	September 2, 2005	June 2, 2006

GAAP operating income	$110,033	$183,558	$147,908
SFAS 123R stock-based compensation*	27,186	—	26,622
Amortization of Macromedia deferred compensation*	15,471	—	15,259
Restructuring and other charges	32	—	1,235
Amortization of purchased intangibles and incomplete technology*	54,527	—	52,041
Non-GAAP operating income	$207,249	$183,588	$243,065

GAAP net income.	$94,396	$144,916	$123,097
SFAS 123R stock -based compensation, net of tax	20,487	—	19,085
Amortization of Macromedia deferred compensation, net of tax	11,659	—	10,939
Restructuring and other charges, net of tax	24	—	885
Amortization of purchased intangibles and incomplete technology, net of tax	41,092	—	37,308
Investment (gain)loss, net of tax	3,831	1,527	(1,909)
Non-GAAP net income	$171,489	$146,443	$189,405

Diluted net income per share:

GAAP net income	$0.16	$0.29	$0.20
SFAS 123R stock -based compensation, net of tax	0.03	—	0.03
Amortization of Macromedia deferred compensation, net of tax	0.02	—	0.02
Restructuring and other charges, net of tax	0.00	—	0.00
Amortization of purchased intangibles and incomplete technology, net of tax	0.07	—	0.06
Investment (gain)loss, net of tax	0.01	0.00	0.00
Non-GAAP net income	$0.29	$0.29	$0.31

Shares used computing diluted net income per share	600,882	507,821	613,804

*                    See table below for classification on the Consolidated Statements of Income.

The following table shows the Company’s classification of SFAS 123R stock-based compensation, amortization of Macromedia deferred compensation, and amortization of purchased intangibles and incomplete technology on the Consolidated Statements of Income for the quarter ended September 1, 2006.

	Total Stock-based Compensation
Income Statement Classifications	SFAS 123R	Amortization of Macromedia Deferred Compensation(a)	Amortization of Purchased Intangibles and Incomplete Technology

Cost of revenue – products	$—	$—	$34,534	(a)
Cost of revenue – services and support	569	249
Research and development	11,983	802	2,300	(b)
Sales and marketing	8,979	14,104	—
General and administrative	5,655	316	—
Amortization of purchased intangibles	—	—	17,693	(a)
Total	$27,186	$15,471	$54,527

(a)             Relates to Macromedia acquisition

(b)            Charge for incomplete technology related to a small acquisition

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expenses as a percent of revenue and effective tax rate for the quarter ended September 1, 2006.

	Operating Expense as a Percent of Revenue
	Research and Development	Sales and Marketing	General and Administrative	Effective Tax Rate

GAAP	21.7%	36.1%	9.5%	23.3%
SFAS 123R stock-based compensation	(2.0)%	(1.6)%	(0.9)%	(0.7)%
Amortization of Macromedia deferred compensation	(0.1)%	(2.3)%	(0.1)%	1.0%
Amortization of purchased intangibles and incomplete technology	(0.4)%	—	—	0.3%
Non-GAAP	19.2%	32.2%	8.5%	23.9%

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expenses for the quarter ended September 1, 2006.

Operating Expenses

GAAP	$422,679
SFAS 123R stock –based compensation	(26,617)
Amortization of Macromedia deferred compensation	(15,222)
Restructuring and other charges	(32)
Amortization of purchased intangibles and incomplete technology	(19,993)
Non-GAAP	$360,815

The following table shows the Company’s reconciliation of non-GAAP to GAAP gross margin for the quarter ended September 1, 2006.

Gross Margin

GAAP	88.5%
SFAS 123R stock –based compensation	0.1%
Amortization of Macromedia deferred compensation	0.0%
Amortization of purchased intangibles and incomplete technology	5.7%
Non-GAAP	94.3%

Fourth Quarter Fiscal Year 2006 Non-GAAP Financial Targets

The following table shows Adobe’s non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Fourth Quarter Fiscal 2006
	Low	High

GAAP operating margin	21%	24%
Amortization of purchased technology	5	5
Amortization of purchased intangibles	3	2
SFAS 123R stock-based compensation	6	6
Amortization of Macromedia deferred compensation	2	1
Non-GAAP operating margin	37%	38%

Diluted net income per share:
GAAP net income per share	$0.19	$0.22
Amortization of purchased technology, net of tax	0.04	0.04
Amortization of purchased intangibles, net of tax	0.02	0.02
SFAS 123R stock-based compensation, net of tax	0.06	0.05
Amortization of Macromedia deferred compensation, net of tax	0.01	0.01
Non-GAAP net income per share	$0.32	$0.34

Shares used in computing diluted net income per share	602.0	600.0

Adobe continues to provide all information required in accordance with GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock compensation impact of SFAS 123R, restructuring and other charges, amortization of purchased intangibles and incomplete technology, amortization of Macromedia deferred compensation,  investment gains and losses, tax differences related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.

For all fiscal 2006 periods presented, Adobe’s GAAP financial information and targets include the stock compensation impact of SFAS 123R, restructuring and other charges, amortization of purchased intangibles and incomplete technology, amortization of Macromedia deferred compensation, and tax differences related to the timing and deductibility of the Macromedia acquisition-related charges and SFAS 123R stock-based compensation. Also, in accordance with GAAP, Adobe incurs investment gains and losses from its venture program. These charges are otherwise unrelated to Adobe’s ongoing business operations and are excluded from its non-GAAP financial information and targets.